SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Macro Fund
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Deutsche Global Macro Fund
Effective July 1, 2017, Deutsche Global Macro Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund’s average daily net assets.
The Advisor has contractually agreed through September 30, 2018 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.02%, 1.02%, 1.77%, 1.27%, 0.77% and 0.82% for Class A, Class T, Class C, Class R, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

Effective as of July 1, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Global Macro Fund	0.60%
Please Retain This Supplement for Future Reference

July 25, 2017
SAISTKR-355